SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: January 9, 2006
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     0-18105                         11-2871434
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(State or other                (Commission                     (IRS Employer
 jurisdiction of                File Number)                   Identification
 incorporation)                                                   Number)


 180 Linden Avenue, Westbury, New York                             11590
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code             (516) 997-4600
                                                               -------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     (b) Effective January 9, 2006, Anthony Viscusi resigned as a director of Registrant in order to devote more time to the not-for-profit organizations and institutions with which he is involved.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VASOMEDICAL, INC.


                              By:  /s/ Thomas Glover
                                   -------------------------------------
                                   Thomas Glover
                                   President and Chief Executive Officer


Dated:   January 11, 2006